EXHIBIT 26(r)

                        Minnesota Life Insurance Company
                                Power of Attorney
                         To Sign Registration Statements


         WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

         WHEREAS, Variable Fund D ("Fund D") (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

         WHEREAS, Variable Annuity Account ("Variable Annuity Account") (2-97564, 33-12333, 33-80788, 333-79069, 333-79049, 333-91784, 33-62147,
333-111067, 333-136242 and 333-140230) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

         WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") (33-3233, 33-64395, 333-96383, 333-109853 and 333-120704) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

         WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") (33-85496) is a separate account of Minnesota Life which has been established for the purpose of issuing group and individual variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies to be registered under the Securities Act of 1933.

         NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Dwayne C. Radel and Gary R. Christensen, and each of them individually, as attorney in fact for the purpose of signing their names and on our behalf as Directors of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account and the Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account and the Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

         Signature                                   Title                            Date


     /s/ Robert L. Senkler                           Chairman of the Board,           February 12, 2007
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     Robert L. Senkler                               President and Chief
                                                     Executive Officer


     /s/ Mary K. Brainerd                            Director                         February 12, 2007
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     Mary K. Brainerd


     /s/ John W. Castro                              Director                         February 12, 2007
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     John W. Castro


     /s/ Sara H. Gavin                               Director                         February 12, 2007
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     Sara H. Gavin


     /s/ John E. Gherty                              Director                         February 12, 2007
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     John E. Gherty


     /s/ John F. Grundhofer                          Director                         February 12, 2007
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     John F. Grundhofer


     /s/ John H. Hooley                              Director                         February 12, 2007
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     John H. Hooley


     /s/ Dennis E. Prohofsky                         Director                         February 12, 2007
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     Dennis E. Prohofsky


                                                     Director
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     Trudy A. Rautio


     /s/ Randy F. Wallake                            Director                         February 12, 2007
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     Randy F. Wallake


     /s/ Warren J. Zaccaro                           Director                         February 12, 2007
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     Warren J. Zaccaro